September 16, 2015 Barclays Global Financial Services Conference

Forward-Looking Statements & Peer Group Abbreviations This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; Federal Reserve reviews of our annual capital plan; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. 2 BAC: Bank of America Corporation BBT: BB&T Corporation CMA: Comerica Incorporated C: Citigroup Inc. FITB: Fifth Third Bancorp HBAN: Huntington Bancshares Incorporated JPM: JPMorgan Chase & Co. KEY: KeyCorp MTB: M&T Bank Corporation PNC: PNC Financial Services Group, Inc. RF: Regions Financial Corporation STI: SunTrust Banks, Inc. UB: UnionBanCal Corporation USB: U.S. Bancorp WFC: Wells Fargo & Company ZION: Zions Bancorporation

Agenda • Company Profile • Geographic Footprint • Footprint Growth Profile • Awards: Superior Brand • Common-Sized Balance Sheet and Income Statement • Small Business Focus • Fundamentals • Energy Portfolio • Efficiency Initiative • Outlook 3

Bank Headquarters Assets % of Total Zions Bank Salt Lake City $19B 33% Amegy Houston $14B 24% CB&T San Diego $12B 20% NBA Phoenix $5B 9% NSB Las Vegas $4B 7% Vectra Denver $3B 5% Commerce Bank - WA/OR Seattle $1B 2% Zions Bancorporation Salt Lake City $58B 100%  Superior lending capacity relative to community banks  Superior local customer access to bank decision makers relative to big nationals  Centralization of some processing and other non-customer facing elements of the business to achieve efficiencies  Strategic local “ownership” of market opportunities and challenges A Collection of Great Banks More than 75% of Assets in Utah / Texas / Coastal California 4 Subsidiary information as of 2Q15

 Job Creation: Jobs grew in Zions' footprint by 15% during the last 10 years, a full 9 percentage points better than U.S. nonfarm payroll growth  GDP Growth: GDP growth in our footprint exceeded nominal U.S. GDP by an average of 1.2 percentage points per year (compounded) over the last ten years Stronger Economic Growth than Overall U.S. 5 Source: SNL, Bureau of Economic Analysis and Zions’ calculations as of 4Q14 0% 1% 2% 3% 4% 5% 6% B O K F Z IO N W F C B B T C Y N R F MT B U S B B P O P K E Y F H N S T I F N F G S N V P N C C M A F IT B H B A N Nominal GDP Footprint Growth Comparison weighted based on deposits

Awards: Nationally Recognized for Excellence • Twenty Four (24) Greenwich Excellence Awards in Small Business and Middle Market Banking (2014) • Including:  Excellence: Overall Satisfaction  Excellence: Likelihood to Recommend  Excellence: Treasury Management  Excellence: Financial Stability Zions is one of only four (4) U.S. banks that have been consistently awarded more than 10 Excellence awards since 2009, when the first survey was conducted. • Nationally Ranked in the Top 10 in Small Business Loan production 1 • Top team of women bankers – American Banker2 • Amegy Bank Named Ex-Im Bank Small Business Lender of the Year3 • California Bank & Trust Voted Best Bank in San Diego 5 straight years4 • National Bank of Arizona Voted #1 Bank in Arizona 12 straight years5 6 1. Volume and number of loans, SBA fiscal year ended September 30, 2013 2. One of five winning teams, 2014, Zions Bank 3. exim.gov, April 24, 2014 4.Readers of the San Diego Union-Tribune, August 2015 5.Ranking Arizona, 2014

7 On a relative basis, Zions has an above-average cash position, is a strong commercial lender, has strong noninterest bearing deposits, and low debt. 16% 36% 21% 17% 10% 5% 27% 8% 31% 25% Cash Commercial Loans Commercial Real Estate Loans Consumer Loans Securities Earning Assets 37% 47% 2% 11% 2% 23% 48% 13% 12% 1% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Noninterest- Bearing Deposits Interest- Bearing Deposits Total Debt Common Equity + AOCI Pref Equity Liabilities and Equity Source: SNL Financial as, 2Q15. Noninterest income excludes securities gains / losses. Major categories of assets and liabilities included, and percentages expressed as a sum of the total of the categories; does not include other assets or liabilities, such as intangibles, property, equipment, accounts payable, etc.. Median is calculated by major category; as such, the sum of the median ratios does not equal 100%. 76% 24% 58% 42% 0% 20% 40% 60% 80% 100% Net Interest Income Noninterest Income Revenue ZION Peer Median

$0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 W FC B A C JP M US B B B T P N C ZIO N M TB R F ST I C H B A N FIT B KE Y CM A U B Commercial Loans Sized $100k - $1M Zions Punches Above Its Weight in Small Business Lending 8 Source: Call report data via SNL Financial, as of 2Q15 (In Thousands) 0% 5% 10% 15% 20% 25% ZIO N B B T H B A N R F M TB US B WF C JP M KE Y B A C P N C ST I CM A FIT B C U B Commercial Loans Sized $100k-$1M, As a percent of total commercial loans

Agenda • Company Profile • Fundamentals • Capital • Credit Quality • Liquidity • Profitability • Asset Sensitivity • Energy Portfolio • Efficiency Initiative • Outlook 9

Capital Levels are Among the Best in the Industry Regulatory capital ratios are Basel III. Source: SNL Financial as of 2Q15 10 12.0% C U B ZIO N R F B A C JP M WF C KE Y P N C CM A B B T ST I M TB H B A N U SB FIT B Common Equity Tier 1 Capital Ratio 0% 100% 200% 300% 400% ZIO N CM A R F ST I U B KE Y MT B H B A N FI TB B B T W FC PN C U SB C B A C JP M Debt / Tier 1 Common 14.2% 8% 9% 10% 11% 12% 13% 14% 15% ZIO N C U B JP M B A C WF C R F B B T P N C M TB KE Y US B ST I FI TB H B A N CM A Tier 1 Risk-Based Capital Ratio

Zions’ Credit Quality Metrics are Strong Through-the-Cycle Losses are Substantially Better than Most Peers 11 Source: SNL Financial as of 2Q15 ; trailing 12 months net charge-offs used in the allowance / loan chart 0.0% 0.5% 1.0% 1.5% 2.0% U B ZI O N C M A M TB P N C H B A N K EY ST I WF C R F B B T B A C U SB FI TB JP M C Last 12 Month Net Charge-Offs As a percentage of loans 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% C JP M ZIO N P N C US B FI TB B A C R F M TB K EY ST I WF C C M A H B A N B B T U B Total Allowance for Credit Losses/ Loans Net Charge-Offs Allowance for Credit Losses / Loans 0% 1% 2% 3% 4% 5% 6% M TB U B CM A ZIO N ST I P N C B B T KE Y US B H B A N R F WF C FIT B B A C JP M C Annualized Average NCO Rate of Overall Portfolio, 1990-2013

Strong Liquidity profile, Superior Deposit Franchise Over Time 12 0% 10% 20% 30% 40% 50% 60% 2000 2002 2004 2006 2008 2010 2012 2014 Noninterest-Bearing Deposits / Total Deposits ZION Peer Median Source: SNL Financial as of 2Q15 50% 60% 70% 80% 90% 100% JP M C WF C B A C ZI O N R F U SB K EY C M A P N C FI TB H B A N ST I B B T M TB U B Loans/ Deposits 0% 10% 20% 30% 40% 50% 60% CM A ZIO N M TB KE Y U B B A C JP M R F FIT B P N C B B T US B WF C ST I C H B A N Noninterest-Bearing Deposits / Total Deposits

Profitability: Historical Improvement driven primarily by capital actions; expected improvement likely driven by positive operating leverage 13 Source: SNL Financial *Adjusted ROAA and ROTCE for ZION excludes gains/losses on fixed income securities, debt extinguishment and preferred stock redemption cost, and reserve release, which is defined as provision for credit losses net of NCOs. Peers include the CCAR peers, as reported (unadjusted for any non-core / nonrecurring items) 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Adjusted ROAA, Annualized ZION Peer Median 0% 2% 4% 6% 8% 10% 12% 14% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Adjusted ROTCE, Annualized ZION Peer Median

Net Interest Income Drivers: Loan Growth Slightly Behind CCAR Banks, Substantially Lagging Small Regional Banks 14 Source: SNL Financial Smaller Non-CCAR Regional peer group selected based upon asset size that is reasonably comparable to the asset sizes of Zions’ affiliate banks Softer Growth Driven in part by risk management overhaul: • Disciplined underwriting (higher- than-peer hypothetical rates used in rate-shock scenario, resulting in lower leverage) • Concentration limits intentionally constraining growth of certain loan types, including energy and construction & land development (initially adopted in 2011) • Triggers set for risk management to review growth patterns of other loan types where growth exceeds certain thresholds (thresholds are set somewhat higher than nominal GDP growth) 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2 0 1 4 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 5 Q 1 2 0 1 5 Q 2 ZION CCAR Peer Median Smaller Non-CCAR Regional Bank Peer Median

Net Interest Income Drivers: Loan Growth is strongest in 1-4 Family, with declines in construction & land development and the National Real Estate Group 15 Source: Company documents;); NRE = National Real Estate Group, a division of Zions Bank that focuses on small business loans generally underwritten using SBA 504 guidelines. 3% 3% -12% 6% 8% -19% 0% 1% -$800 -$600 -$400 -$200 $0 $200 $400 $600 C&I (ex Energy) Owner Occupied (ex NRE) C&D Term CRE (ex NRE) 1-4 Family National Real Estate Energy Total Year-over-Year Loan Growth In Millions Year-over-Year Loan Growth Zions Bank California B&T Amegy Nat'l Bank of AZ Nevada State Bank Vectra Total Commercial & Industrial 12% 0% -3% 7% 5% 3% 3% Owner Occupied (ex NRE) 6% 5% 2% -2% -12% 10% 3% Construction & Land Dev. -24% -21% 4% 10% -27% -4% -12% Term CRE (ex NRE) 1% 5% 25% 8% -6% -6% 6% 1-4 Family 1% -3% 22% -4% 19% 12% 8% National Real Estate (NRE) -19% -- -- -- -- -- -19% Total (ex NRE) 4% -2% 4% 4% 1% 4% 3% Total -1% -2% 4% 4% 1% 4% 1%

Source: SNL Financial as of 2Q15 *Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets. Net Interest Income Drivers: Net Interest Margin Remains Stronger Than Peers 16 3.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ZIO N M TB H B A N B B T R F U B WF C US B FIT B P N C KE Y CM A ST I C B A C JP M Risk-Adjusted NIM* 3.2% B B T H B A N ZIO N M TB R F US B C WF C FIT B KE Y ST I U B P N C CM A B A C JP M Net Interest Margin • Continued deposit growth without commensurate increase in loans resulted in slight NIM pressure • Continued investment in medium-duration government agency mortgage-backed securities & execution of interest rate swaps • Continue to expect substantial improvement in earnings if short-term interest rates increase

Net Interest Income Drivers: Loan pricing discipline supports NIM stability 17 3.0% 3.5% 4.0% 4.5% 5.0% 2Q14 3Q14 4Q14 1Q15 2Q15 Portfolio Yield vs. Production Yield New Production Coupon Loans HFI Yield Loans HFI Coupon • Stable linked-quarter loan yield • Coupon rate of new loan production (green) increased to 3.74% from 3.65% in the prior quarter, primarily due to a shift towards more smaller and mid- sized loans. • Volume of new production (not shown) increased 5% from prior quarter, but was offset by substantially higher prepayment rates in the Term CRE and 1-4 Family categories Loans HFI = Loans held for investment; the difference between the coupon and the yield is the net of amortizing fee income, partially offset by amortizing expense.

Net Interest Income Drivers: Zions is Positioned for Economic Recovery and Rising Rates 18 Source: Company Documents as of 2Q15 -$0.09 $0.00 $0.42 $0.78 $1.07 -5% 0% 5% 10% 15% 20% 25% 30% -100 0 100 200 300 N et In te re st I n co me C h an ge Basis Point Interest Rate Change Net Interest Income Interest Rate Sensitivity • 12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on statistical analysis relating pricing and deposit migration to benchmark rates (e.g. Libor, U.S. Treasuries). • The upper end of the range displays the slow response, while the lower end displays the fast response, as defined below. • “Fast Response” refers to an assumption that market rates on deposits will adjust at a faster speed in response to changes in interest rates. • “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). • Currency figures reflect the average EPS impact between the two methods. Midpoint of the Slow and Fast response Displayed in Earnings Per Share Terms

Agenda • Company Profile • Fundamentals • Energy Portfolio • Segmentation • Underwriting Example • Price Deck • Derivative Effects: Commercial Real Estate in Houston • Efficiency Initiative • Outlook 19

Energy Loan Portfolio Overview 20 • $2.9 billion of outstanding balances at June 30, 2015 (Oil & Gas) • 7% of total loans • Diversified portfolio, primarily upstream / midstream / services • No junior or second liens • Very modest growth in 2014, moderate run-off expected in 2015. • Declines in 2015 attributable in part to strong capital markets activity, along with borrowers taking action steps • Less than 1% peak annual energy loan losses in the wake of the last large energy commodity price decline • Strong allowance for credit losses in place: approximately 3% of loan balances Source: Company Documents; Deutsche Bank (capital markets activity in 2015)

Zions’ Energy Portfolio is Very Diversified 21 Source: Company Documents Oil Gas Balanced production between oil and gas: approximately half of weighted average production is oil and the other half is natural gas Upstream 33% Midstream 20% Downstream 5% Other 3% Oilfield Services 30% Energy Service Manufacturing 9%

Example of Upstream (Reserve-Based) Underwriting 22 Typical Oil & Gas Reserve-Based Loan $100 - E&P company’s PV of oil & gas reserves using current NYMEX prices $ 85 - Zions’ risk-adjusted value of reserves (e.g. Zions applies discounts to non-producing reserves) $ 77 - Apply “bank price deck” (generally ~90% of NYMEX) to determine collateral value. $ 54 - Loan commitment amount (30% haircut if 25%+ of reserves are hedged) $ 46 - Loan commitment amount (40% haircut if less than 25% hedging) Notes: • Collateral value is based on engineering firm assessment of oil/gas reserves. For lending purposes, no more than 25% of the collateral may be comprised of non-producing reserves. Cash flows from the reserves are calculated by employing engineer’s projected volumes, bank oil/gas price deck and actual operating costs, then converted to present value using a 9% discount rate. • Utilization rates typically run near 50-60% on the loan commitment amount. Expect utilization rates to rise as commitments are reduced due to borrowing base redeterminations. Source: Company Documents In millions

$- $20 $40 $60 $80 $100 $120 $140 $160 Mar -0 0 Se p -0 0 M ar -0 1 Se p -0 1 M ar -0 2 Se p -0 2 M ar -0 3 Se p -0 3 M ar -0 4 Se p -0 4 M ar -0 5 Se p -0 5 M ar -0 6 Se p -0 6 M ar -0 7 Se p -0 7 M ar -0 8 Se p -0 8 M ar -0 9 Se p -0 9 Mar -1 0 Se p -1 0 M ar -1 1 Se p -1 1 M ar -1 2 Se p -1 2 M ar -1 3 Se p -1 3 M ar -1 4 Se p -1 4 M ar -1 5 Se p -1 5 M ar -1 6 Se p -1 6 M ar -1 7 Se p -1 7 M ar -1 8 Se p -1 8 M ar -1 9 Se p -1 9 Mar -2 0 Se p -2 0 M ar -2 1 Se p -2 1 $ / Bb l Amegy Price Deck v. NYMEX Oil 12-mo. Fwd Strip Zions Base Zions Sensitivity NYMEX 23 Price Deck: Consistently Conservative vs. 12-Month Oil Futures Strip NYMEX Historical 12-Month Oil Futures Strip (Average of next 12 monthly futures contracts) NYMEX Forward 12-Month Oil Futures Strip Source: Company Documents

24 Commercial Real Estate in Texas Houston is approximately 50% of total exposure $0 $50 $100 $150 $200 $250 $300 $350 Other Industrial Hospitality Office Retail Apartments Commercial Term Houston - 52% TX-Not Houston - 48% Source: Company Documents $0 $50 $100 $150 $200 Other Industrial Retail Hospitality Land Development Office Apartments Commercial Construction Houston - 44% TX-Not Houston - 56% $0 $50 $100 $150 $200 Other Land Development Single Family Housing Residential Construction Houston - 52% TX-Not Houston - 48%

Agenda • Company Profile • Fundamentals • Energy Portfolio • Efficiency Initiative • Overview • Noninterest Expense • Efficiency Ratio • Outlook 25

On June 1, 2015, Zions announced several organizational and operational changes, including: • Consolidate bank charters from seven to one while maintaining local leadership, local product pricing, and local brands • Create a Chief Banking Officer position, with responsibility for retail banking, wealth management, and residential mortgage lending • Consolidate risk functions, while emphasizing local credit decision-making • Consolidate various non-customer facing operations • Continue investment in building best-in-class technology infrastructure These changes are designed to: • Improve the customer experience (e.g., faster turnaround times) • Simplify the corporate structure and how Zions does business • Drive substantial positive operating leverage: + Increased revenue from growth in loans, deployment of cash to mortgage-backed securities, interest-rate swaps, and core fee income + Holding noninterest expense to below $1.6 billion in FY15 and FY16, slight increase in FY17 = Efficiency Ratio ≤ 70% in 2H15, ≤ 66% in FY16, and low 60s in FY171 26 Major 2Q15 Announcements: Efficiency Initiative 1 Assumes two 25 basis point fed funds rate increases by the end of 2017

Positive Operating Leverage: Expenses

Roadmap to Substantially Improving Profitability

- We expect to hold noninterest expense to **below $1.60 billion** in FY15 and FY16, slightly increasing in FY17[1]

- Targeted FY17 **Gross** Cost Savings vs. FY14:
  - Operational Initiatives: $120 million
  - Maturing of subordinated (convertible and non-convertible) debt in 2H15: ~$30 million
  - Preferred Equity Dividends: ~$20 million

Approximate distribution of $120 million gross savings from operational initiatives


Technology
Charter Consolidation
Operations -- Affiliate Banks
Operations -- Bancorp

27

[1] Excluding severance, restructuring charges, tender premiums, and other similar items

ZIONS BANCORPORATION

28 Positive Operating Leverage Path to low 60% or Better Efficiency Ratio 76 % Low 60s FY14 Actual Normalized FY14 (1) Debt Reduction Savings from Operational, Technology and Charter Consolidation Balance Sheet Repositioning (e.g. MBS) Loan & Fee Income Growth Other Expense Increases (2) Pro Forma FY17 Efficiency Ratio Note: Savings from tech projects includes effect of increased depreciation after assets are placed into service. (1) Normalization: Securities Gains, Debt Extinguishment, Severance, Provision for Unfunded Commitments & FDIC-Supported Loans; (2) Includes normal salary increases, investment in growth businesses. Excl severance and related restructuring costs.

Efficiency Ratio 29 73.3% 73.0% 74.1% 72.3% 71.4% 55% 60% 65% 70% 75% 80% 2Q14 3Q14 4Q14 1Q15 2Q15 Noninterest Expenses as a Percentage of Net Revenue1 • The efficiency ratio improved modestly to 71.4%, from 73.3% a year ago. • The Company is reiterating its commitment to holding the efficiency ratio to 70% or better in the second half of 2015, 66% or better in 2016, and in the low 60s in 2017. 1) Efficiency ratio defined as noninterest expense adjusted for severance, other real estate expense, provision for unfunded lending commitments, debt extinguishment costs, amortization of core deposit intangibles, restructuring costs, expressed as a percentage of, the sum of fully-taxable equivalent net interest income, noninterest income excluding gains / losses on securities, and fair value and nonhedge derivative income.

Agenda • Company Profile • Fundamentals • Energy Portfolio • Efficiency Initiative • Outlook • Next 12 Month Outlook • Capital Return Opportunities 30

Next 12-Month Outlook Summary Relative to 2Q15 Results Topic Outlook Comment Loan Balances Slightly to Moderately Increasing • Prepayments remain volatile, energy lending softness making net loan growth difficult to forecast • Expect stable balances in 3Q15 due primarily to energy loan contraction Net Interest Income Moderately Increasing • Driven by loan growth, MBS purchases, and debt reduction late in 2H15, partially offset by premium amortization on MBS and declining income from loans purchased from the FDIC Provisions Flat to Slightly Positive • On average, provisions likely to be flat to slightly positive, reflecting low net charge-offs, and stable to improving trends in most of the portfolio, with some possible additional provision for energy-related credits Fee Income Moderately Increasing • Excluding securities gains/losses, branch sales, fair value & nonhedge derivative income, similar items Noninterest Expense Stable • We expect NIE of less than $1.6 billion in FY15 and FY16 • Includes elevated spending on technology systems overhaul to continue, although substantially embedded in 2Q15 run-rate. 31

Capital Return Opportunities 32 1 Federal Reserve’s model Source: SNL Financial *UB not included, as it is not a publically traded company Strong Capital Levels, but Limited Return of Capital: • Low 5.1% Tier 1 Common result on 2014 DFAST from Federal Reserve vs. Zions’ modeled 8.6%. • Further enhancement to post- stress capital ratios may be achieved through the sale of all CDOs, retained earnings, addition of MBS and swaps, and redemption of high-cost debt / preferred equity • With strong nominal capital levels, significant levels of capital returns should be possible as earnings normalize and CCAR results strengthen 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% H BA N K EY B A C FI TB W FC U SB C M A P N C JP M ST I R F M TB B B T C ZI O N Dividends Paid & Common Stock Buyback as a percent of Earnings (FY 2014) On July 17, 2015, the Federal Reserve issued a notice of proposed rulemaking proposing to use only the Basel III Common Equity Tier 1 (CET1) ratio for DFAST/CCAR 2016. Zions fared substantially better in this metric in its 2015 severely adverse scenario.1